EXHIBIT 10.22(d)


CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MARKING SUCH PORTIONS WITH ASTERISKS (THE "MARK"). tHIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION WITHOUT THE MARK PURSUANT TO THE COMPANY'S APPLICATION REQUESTING CONFIDENTIAL TREATMENT.


THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT MAY NOT BE SOLD, PLEDGED, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER PROVISIONS OF THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

                                                         Right to Purchase up to
                                                  500,000 Shares of Common Stock
                                               of Advanced Tissue Sciences, Inc.

                         ADVANCED TISSUE SCIENCES, INC.

                          Common Stock Purchase Warrant

                                November 1, 1999

     Advanced Tissue Sciences, Inc., a Delaware corporation (the "Company"), hereby certifies that INAMED Corporation, a Delaware corporation ("INAMED") is entitled, on the terms and conditions set forth below, to purchase from the Company at any time beginning on the date hereof and ending on expiration dates set forth below, subject to the vesting schedule set forth in Section 2.a. hereof, up to 500,000 fully paid and nonassessable shares of Common Stock, $.01 par value, of the Company (the "Common Stock"), at a purchase price per share as set forth below (the "Exercise Price"), as the same may be adjusted pursuant to
Section 5 herein.

     Warrant Shares            Expiration Date           Exercise Price
     --------------            ---------------           --------------
         100,000                  05-17-04                   $12.05
         150,000                  07-15-04                   $13.64
         200,000                  09-14-04                   $12.65
          50,000                  11-01-04                   $12.36

Total:   500,000

     1.  Definitions.
         -----------

         a. The term "Warrant Holder" shall mean INAMED or any successor in interest to all or substantially all of the assets of INAMED. This Warrant is not otherwise assignable or transferable by INAMED.

         b. The term "Warrant Shares" shall mean the shares of Common Stock or other securities issuable upon exercise of this Warrant.

         c. The term "Warrant" means this document and the right to purchase the Warrant Shares pursuant to this document.

         d. The term "Act" means the United States Securities Act of 1933, as amended.

     2.  Exercise of Warrant.
         -------------------

         a. Vesting. This Warrant shall become vested in increments according to
            -------
the following schedule:


                                 VESTING DATE
         WARRANT SHARES           YEAR 2000                EXERCISE PRICE
         --------------          ------------              --------------
             25,000                05-17                       $12.05
             37,500                07-15                       $13.64
             50,000                09-14                       $12.65
             12,500                11-01                       $12.36

                                 VESTING DATE
         WARRANT SHARES           YEAR 2001                EXERCISE PRICE
         --------------           ----------               --------------
             25,000                05-17                        $12.05
             37,500                07-15                        $13.64
             50,000                09-14                        $12.65
             12,500                11-01                        $12.36

                                 VESTING DATE
         WARRANT SHARES           YEAR 2002                EXERCISE PRICE
         --------------          ------------              --------------
             25,000                05-17                        $12.05
             37,500                07-15                        $13.64
             50,000                09-14                        $12.65
             12,500                11-01                        $12.36

                                 VESTING DATE
         WARRANT SHARES           YEAR 2003                EXERCISE PRICE
         --------------          ------------              --------------
             25,000                05-17                        $12.05
             37,500                07-15                        $13.64
             50,000                09-14                        $12.65
             12,500                11-01                        $12.36

The Warrant Holder shall be entitled to exercise this Warrant only for vested Warrant Shares.

         b. Cash Exercise. At any time after the vesting dates set forth in
            -------------
Section 2(a) hereof, this Warrant may be exercised, in whole or in part for the vested Warrant Shares, from time to time by the Warrant Holder, during the term hereof, by surrender of this Warrant and the Notice of Exercise (and, if required pursuant to Section 13 herein, the related investment representation) annexed hereto duly completed and executed by the Warrant Holder to the Company at the principal executive offices of the Company, together with payment in the amount obtained by multiplying the applicable Exercise Price then in effect by the number of Warrant Shares thereby purchased, as designated in the Notice of Exercise. Payment may be in cash or by check payable to the order of the
Company. Each exercise shall be for at least [**   ] Warrant Shares or the then
remaining number of vested Warrant Shares, whichever is less.

         c. Partial Exercise. In the event that the Warrant is not exercised in
            ----------------
full, the number of Warrant Shares shall be reduced by the number of such Warrant Shares for which this Warrant is exercised, and the Company, at its expense, shall forthwith issue and deliver to or upon the order of Warrant Holder a new Warrant of like tenor in the name of Warrant Holder or as Warrant Holder (upon payment by Warrant Holder of any applicable transfer taxes) may request, reflecting such adjusted Warrant Shares.

     3.  Delivery of Stock Certificates.
         ------------------------------

         a. Subject to the terms and conditions of this Warrant, as soon as practicable after the exercise of this Warrant in full or in part, and in any event within five business (5) days thereafter, the Company at its expense (including, without limitation, the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to Warrant Holder, or as Warrant Holder (upon payment by Warrant Holder of any applicable transfer taxes) may lawfully direct, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which Warrant Holder shall be entitled on such exercise, together with any other stock or other securities or property (including cash, where applicable) to which Warrant Holder is entitled upon such exercise.

         b. This Warrant may not be exercised as to fractional shares of Common Stock. In the event that the exercise of this Warrant, in full or in part, would result in the issuance of any fractional share of Common Stock, then in such event Warrant Holder shall be entitled to cash equal to the fair market value of such fractional share.

     4.  Covenants Of the Company.
         ------------------------

         a. The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, including, without limitation the notification of Nasdaq, for the legal and valid issuance of this Warrant and the Warrant Shares to the Warrant Holder under this Warrant.

         b. From the date hereof through the last date on which this Warrant is exercisable, the Company shall take all steps reasonably necessary to insure that the Common

Stock remains listed on the Nasdaq National Market or another national securities exchange and shall not amend its Certificate of Incorporation or Bylaws so as to adversely affect any rights of the Warrant Holder under this Warrant.

         c. The Company shall at all times reserve and keep available, solely for issuance and delivery as Warrant Shares hereunder, such shares of Common Stock as shall from time to time be issuable.

         d. The Warrant Shares, when issued in accordance with the terms hereof, will be duly authorized and, when paid for or issued in accordance with the terms hereof, shall be validly issued, fully paid and non-assessable. The Company has authorized and reserved for issuance to Warrant Holder the requisite number of shares of Common Stock to be issued pursuant to this Warrant.

         e. With a view to making available to Warrant Holder the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the Securities and Exchange Commission (the "SEC") that may at any time permit Warrant Holder to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its best efforts to:

             i. make and keep public information available, as those terms are understood and defined in Rule 144, at all times;

             ii. file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

             iii. furnish to any Warrant Holder forthwith upon request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and the Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any such Warrant Holder to take advantage of any rule or regulation of the SEC permitting the selling of any such securities without registration.

     5. Adjustment of Exercise Price and Number of Shares. The number of and
        -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         a. Subdivisions, Combinations and other Issuances. If the Company shall
            ----------------------------------------------
at any time after the date hereof but prior to the expiration of this Warrant subdivide its outstanding securities as to which purchase rights under this Warrant exist, by split-up, spin-off, or otherwise, or combine its outstanding securities as to which purchase rights under this Warrant exist, the number of Warrant Shares as to which this Warrant is exercisable as of the date of such subdivision, split-up, spin-off or combination shall forthwith be proportionately increased in the case of a subdivision, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate exercise price payable for the total number of Warrant Shares purchasable under this Warrant as of such date shall remain the same.

         b. Stock Dividend. If at any time after the date hereof the Company
            --------------
declares a dividend or other distribution on Common Stock payable in Common Stock or other securities or rights convertible into Common Stock ("Common Stock Equivalents") without payment of any consideration by holders of Common Stock for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or conversion thereof), then the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date (or the date of such dividend distribution if no record date is set) for determining which holders of Common Stock shall be entitled to receive such dividends, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all securities convertible into Common Stock) of Common Stock as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date (or on the date of such distribution, if applicable), for such dividend shall equal the aggregate amount so payable immediately before such record date (or on the date of such distribution, if applicable).

         c. Other Distributions. If at any time after the date hereof the
            -------------------
Company distributes to holders of its Common Stock, other than as part of its dissolution, liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness, any extraordinary cash dividends consisting of sums in excess of the greater of (i) [**] of retained earnings, or
(ii) the [**      ] for the previous fiscal year, or [**             ] (other
than ordinary cash dividends, Common Stock or securities convertible into Common
Stock), then the Company shall [**                                 ] of this
Warrant by an appropriate amount based upon the value distributed on each share of Common Stock as determined in good faith by the Company's Board of Directors.

         d. Merger. If at any time after the date hereof there shall be a merger
            ------
or consolidation of the Company with or into another corporation then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares or other securities or property of the successor corporation resulting from such merger or consolidation, which would have been received by Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

         e. Reclassification, Etc. If at any time after the date hereof there
            ---------------------
shall be a reorganization or reclassification of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, then the Warrant Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares or other securities or property resulting from such reorganization or reclassification, which would have been received by the Warrant Holder for the shares of stock subject to this Warrant had this Warrant at such time been exercised.

         f. Continuation of Terms. Upon any reorganization, consolidation,
            ---------------------
merger or transfer (and any dissolution following any transfer) referred to in this Section 5, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 6.

     6. No Impairment. The Company will not, by amendment of its Certificate of
        -------------
Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant Holder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any Warrant Shares above the amount payable therefor on such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares on the exercise of this Warrant and (c) will not transfer all or substantially all of its properties and assets to any other person (corporate or otherwise), or consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Warrant.

     7. Notice of Adjustments; Notices. Whenever the Exercise Price or number of
        ------------------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 5 hereof, the Company shall execute and deliver to the Warrant Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first class mail, postage prepaid) to the Warrant Holder.

     8. Rights As Stockholder. Prior to exercise of this Warrant, the Warrant
        ---------------------
Holder shall not be entitled to any rights as a stockholder of the Company with respect to the Warrant Shares, including (without limitation) the right to vote such shares, receive dividends or other distributions thereon or be notified of stockholder meetings. However, in the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Company shall mail to each Warrant Holder, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

     9. Replacement of Warrant. On receipt of evidence reasonably satisfactory
        ----------------------
to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     10. Specific Enforcement; Consent to Jurisdiction.
         ---------------------------------------------

         a. The Company and the Warrant Holder acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either of them may be entitled by law or equity.

         b. Each of the Company and the Warrant Holder (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court and other courts of the United States sitting in Los Angeles for the purposes of any suit, action or proceeding arising out of or relating to this Warrant and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Warrant Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

     11. Entire Agreement; Amendments. This Warrant, the Exhibits hereto and the
         ----------------------------
Warrant Shares contain the entire understanding of the parties with respect to the matters covered hereby and thereby and, except as specifically set forth herein and therein, neither the Company nor the Warrant Holder makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by a written instrument signed by the party against whom enforcement of any such amendment or waiver is sought.

     12. Restricted Securities. The Warrant Holder understands that this Warrant
         ---------------------
and the Warrant Shares purchasable hereunder constitute "restricted securities" under the federal securities laws and accordingly may not, under such laws and applicable regulations, be resold or transferred without an applicable exemption from registration under the Act. Unless the Warrant Shares are subsequently registered pursuant to Section 15 or may be sold under Rule 144, and then only after October 1, 2002, the Warrant Holder further acknowledges that the securities legend on Exhibit A hereto shall be placed on any Warrant Shares issued to the Warrant Holder upon the exercise of this Warrant.

     13. Certification of Investment Purpose. Unless a current registration
         -----------------------------------
statement under the Act shall be in effect with respect to the securities to be issued upon exercise of this Warrant or such securities may be sold under Rule 144 immediately upon the exercise of this Warrant, the Warrant Holder covenants and agrees that, at the time of exercise hereof, it will deliver to the Company a written certification executed by the holder, in the Form of Exhibit 1 annexed hereto, that the securities acquired by it upon exercise hereof are for the account of such Warrant Holder and acquired for investment purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

     14. Disposition of Warrant Shares. Warrant Holder hereby agrees not to make
         -----------------------------
any disposition of any Warrant Shares purchased hereunder unless and until:

         a. After [**            ];

         b. Warrant Holder shall have complied with all requirements of this Warrant applicable to the disposition of the Warrant Shares; and

         c. Warrant Holder shall have provided the Company with written assurances, in form and substance satisfactory to legal counsel of the Company, that (i) the proposed disposition does not require registration of the Warrant Shares under the Act or (ii) all appropriate action necessary for compliance with the registration requirements of the Act or of any exemption from registration available under the Act has been taken.

The Company shall not be required (i) to transfer on its books any Warrant Shares which have been sold or transferred in violation of the provisions of this Section 14 or (ii) to treat as the owner of the Warrant Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Warrant Shares have been transferred in contravention of the terms of this Warrant.

     15. Registration Rights. The Common Stock purchased by Warrant Holder
         -------------------
pursuant to this Warrant shall be entitled to the stock registration rights as set forth in Section 4 of the Common Stock Purchase Agreement of even date between the Company and INAMED Corporation.

     16. Notices. Any notice or other communication required or permitted to be
         -------
given hereunder shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

         to the Company:

             Advanced Tissue Sciences, Inc.
             10933 North Torrey Pines Rd.
             La Jolla, California 92037
             Attn.:  [**                    ]
             Telephone:  [**           ]
             Facsimile:  [**           ]

         with copies to:

             Brobeck, Phleger & Harrison LLP
             550 West C Street, Ste. 1300
             San Diego, California 92101-3532
             Attn.:  [**                  ]
             Telephone:  [**           ]
             Facsimile:  [**           ]

         to the Warrant Holder:

             INAMED Corporation
             11 Penn Plaza, Suite 946
             New York, NY  10001
             Attention:  [**                                      ]
             Telephone:  [**           ]
             Facsimile:  [**           ]

Either party hereto may from time to time change its address for notices under this Section 16 by giving at least ten (10) days' written notice of such changed address to the other party hereto.

     17. Miscellaneous. This Warrant and any term hereof may be changed, waived,
         -------------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of California. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

     18. Expiration. The right to exercise this Warrant shall expire in
         ----------
increments, as of 5:00 p.m. California time, on the dates set forth in the introductory paragraph of page one hereof, in the year 2004.

                           [SIGNATURE PAGE TO FOLLOW]

Dated: November 1, 1999                 ADVANCED TISSUE SCIENCES, INC.


                                        By: /s/ Arthur J. Benvenuto
                                           ------------------------------------
[Corporate Seal]                           Arthur J. Benvenuto,
                                           Chairman of the Board and
                                           Chief Executive Officer


                                        INAMED CORPORATION


                                        By: /s/ Ilan K. Reich
                                           ------------------------------------
                                        Name:  Ilan K. Reich
                                             ----------------------------------
                                        Title: President & Co-CEO
                                              ---------------------------------

                                    EXHIBIT A
                                    ---------

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE SECURITIES LAWS, OR AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR 144A OF SUCH ACT OR REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSACTION TO COMPLY WITH THE ACT.

     THE SALE OR TRANSFER OF THESE SECURITIES IS RESTRICTED UNTIL AFTER [**
       ].

                               NOTICE OF EXERCISE
                   (To be signed only on exercise of Warrant)


TO:  ADVANCED TISSUE SCIENCES, INC.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects under Section 2(a) of the Warrant to exercise the Warrant for, and to purchase thereunder, ___________ shares of Common Stock of ADVANCED TISSUE SCIENCES, INC., a Delaware corporation (the "Company"), and herewith makes payment of $____________ therefor as follows:

         Warrant Shares      Expiration        Exercise       Extended Exercise
           Exercised           Date             Price              Price
           ---------           ----             -----              -----
              (A)                                (B)             (A) x (B)


Total:


and requests that the certificates for such shares be issued in the name of, and delivered to, the undersigned as follows:

             Number of                 Certificate in
               Shares                       Name of              Deliver to
             ---------                 ---------------           ----------

Total:


     If required pursuant to Section 13 of the Warrant, attached as Exhibit 1 is an investment representation letter addressed to the Company and executed by the undersigned (and any other party indicated below in whose name the Common Stock is to be registered).

     Please issue a new Warrant for the unexercised portion of the attached Warrant, if any, in the name of the undersigned.



Dated:                                 -----------------------------------------
                                       (Signature must conform to name of holder
                                        as specified on the face of the Warrant)

                                       -----------------------------------------
                                       (Address)

                                       Tax Identification Number
                                                                ----------------

                                    EXHIBIT 1

                            INVESTMENT REPRESENTATION

TO:  ADVANCED TISSUE SCIENCES, INC.


     In connection with the purchase by the undersigned of ___________ shares of the Common Stock (the "Stock") of Advanced tissue Sciences, Inc., a Delaware corporation (the "Company"), upon exercise of that certain Common Stock Warrant dated as of _____________, the undersigned hereby represents and warrants as follows:

     1. The shares of Stock to be received by the undersigned upon exercise of the Warrant are being acquired for its own account, not as a nominee or agent, and not with a view to resale or distribution of any part thereof other than in accordance with applicable securities laws and regulations, and the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same, other than in accordance with applicable securities laws and regulations. The undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Stock, other than in accordance with applicable securities laws and regulations. The undersigned believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Stock.

     2. The undersigned understands that the shares of Stock are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in transactions not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, the undersigned represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     3. Without in any way limiting the representations set forth above, the undersigned agrees not to make any disposition of all or any portion of the Stock unless and until:

        a. There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

        b. The undersigned shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested, the undersigned shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. The Company will not require an opinion of counsel for sales made pursuant to Rule 144 except in unusual circumstances.


                                   Ex. 1 - 1

     4. The undersigned understands the instruments evidencing the Stock may bear the following legend:

     THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE SECURITIES LAWS, OR AN OPINION OF COUNSEL (IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OR 144A OF SUCH ACT OR REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSACTION TO COMPLY WITH THE ACT.

     THE SALE OR TRANSFER OF THESE SECURITIES IS RESTRICTED UNTIL AFTER [**
       ].




Dated:
      --------------------------                      --------------------------
                                                      (Authorized Signatory


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